UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

Planet Polymer Technologies, Inc.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26804	33-0502606
(Commission File No.)	(IRS Employer Identification No.)

9985 Businesspark Avenue, Suite C
San Diego, California 92131
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 549-5131

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7(C). EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 15, 2003, Planet Polymer Technologies, Inc., filed its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, with the Securities and Exchange Commission. In connection with the filing of the Form 10-QSB, Planet Polymer Technologies, Inc., issued a press release dated May 13, 2003, announcing its financial results for the first quarter of the 2003 fiscal year. A copy of the press release is attached hereto as Exhibit 99,1.

LIMITATION ON INCORPORATION BY REFERENCE.

     In accordance with general instruction B.6 of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7(C). EXHIBITS

99.1	Press Release dated May 14, 2003

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that such statements shall be protected by the safe harbors provided for in such sections. Such statements are subject to risks and uncertainties that could cause the Company’s actual results to vary materially from those projected in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed in the section entitled “Risk Factors,” and in “Item 6 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Form 10-KSB filed with the S.E.C.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET POLYMER TECHNOLOGIES, INC

Dated: May 19, 2003	By:	/s/ H.M. Busby

H.M. Busby
Chief Executive Officer and President

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